AcmeLabs ACME ANALYTICAL LABORATORIES LTD.
1020 Cordova St. East Vancouver BC V6A 4A3 Canada
Phone (604) 253-3158 Fax (604) 253-1716
www.acmelab.com

Client: **Morgan, Bill**
24304 - 55th Ave.
Langley BC V2Z 2N5 Canada

Submitted By:	Bill Morgan
Receiving Lab:	Canada-Vancouver
Received:	March 16, 2009
Report Date:	April 08, 2009
Page:	1 of 2

CERTIFICATE OF ANALYSIS VAN09000829.1

CLIENT JOB INFORMATION

Project:	Van Winkle
Shipment ID:	
P.O. Number	
Number of Samples:	3

SAMPLE DISPOSAL

STOR-PLP Store After 90 days Invoice for Storage

Acme does not accept responsibility for samples left at the laboratory after 90 days without prior written instructions for sample storage or return.

SAMPLE PREPARATION AND ANALYTICAL PROCEDURES

Method Code	Number of Samples	Code Description	Test Wgt (g)	Report Status
P200	3	Pulverize to 85% passing 200 mesh		
G6	3	Fire Assay fusion Au, Pt, Pd by ICP-ES	30	Completed
G6 Grav	3	Fire assay Au by gravimetric finish	30	Completed

ADDITIONAL COMMENTS

Invoice To: Morgan, Bill
24304 - 55th Ave.
Langley BC V2Z 2N5
Canada

CC:


BRITISH COLUMBIA CERTIFIED ASSAYER
RAYMOND CHAN

AcmeLabs
ACME ANALYTICAL LABORATORIES LTD.
1020 Cordova St. East Vancouver BC V6A 4A3 Canada
Phone (604) 253-3158 Fax (604) 253-1716
www.acmelab.com

Client: **Morgan, Bill**
24304 - 55th Ave.
Langley BC V2Z 2N5 Canada

Project: Van Winkle
Report Date: April 08, 2009

CERTIFICATE OF ANALYSIS

VAN09000829.1

		Method	G6	G6	G6	G6
		Analyte	Au	Pt	Pd	Au
		Unit	gm/mt	gm/mt	gm/mt	gm/mt
		MDL	0.01	0.01	0.01	0.17
VW-1	Sand		313.3	3.59	0.03	620.21
VW-2	Sand		324.4	4.37	0.04	541.74
VW-3	Sand		332.2	5.38	0.03	530.42

AcmeLabs ACME ANALYTICAL LABORATORIES LTD.
1020 Cordova St. East Vancouver BC V6A 4A3 Canada
Phone (604) 253-3158 Fax (604) 253-1716
www.acmelab.com

Client: **Morgan, Bill**
24304 - 55th Ave.
Langley BC V2Z 2N5 Canada

Project: Van Winkle
Report Date: April 08, 2009

QUALITY CONTROL REPORT VAN09000829.1

	Method	G6	G6	G6	G6
	Analyte	Au	Pt	Pd	Au
	Unit	gm/mt	gm/mt	gm/mt	gm/mt
	MDL	0.01	0.01	0.01	0.17
Pulp Duplicates					
VW-1	Sand	313.3	3.58	0.03	620.21
REP VW-1	QC	364.4	0.38	<0.01	
VW-2	Sand	324.4	4.37	0.04	541.74
REP VW-2	QC				I.S.
Reference Materials					
STD FA10R	Standard	0.37	0.46	0.47	
STD OXP61	Standard				14.93
STD OXP61 Expected					14.917
STD FA10R Expected		0.485	0.472	0.476	
BLK	Blank				<0.17
BLK	Blank	<0.01	<0.01	<0.01	
Prep Wash					
G1	Prep Blank	0.01	<0.01	<0.01	N.A.